Oppenheimer Senior Floating Rate Fund
                    Supplement dated December 1, 1999 to the
                       Prospectus dated September 7, 1999

The Prospectus is changed as follows:

1. The Supplement dated September 30, 1999, to the Prospectus is replaced by this supplement.

2. On page 4, footnote 2 to the Annual Expenses chart is revised to read as follows:

         The management fee is based upon a percentage of the Fund's average annual net assets and is shown without giving effect to a voluntary reduction by the Manager of 0.20% of the management fee annually. That voluntary reduction may be withdrawn or amended at any time. Additionally, the management fee in the table does not reflect the Manager's voluntary agreement to waive its entire management fee for the period from the commencement of operations of the Fund on September 8, 1999 through March 31, 2000. With that fee waiver and reduction, the estimated management fee for each class is 0.53% and Total Annual Expenses are estimated at 1.13% for Class A and 1.63% for Class B and Class C.

3. On page 5, the Examples depicting the effect of the Fund's estimated expenses on a $1,000 investment in shares of each Class of the Fund are replaced by the following examples, which show the effect of the estimated expenses in the Annual Expenses chart without giving effect to the Manager's voluntary expense waivers.


Assuming you do not tender shares
for repurchase by the Fund
                                 1 Year    3 Years    5 Years        10 Years

          Class A shares          $14       $42       $73            $160

          Class B shares          $19       $58       $99            $190

          Class C shares          $19       $58       $99            $215



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       Assuming you tender your shares for
       repurchase by the Fund on the last
       day of the period and a Class B or
       Class C Early Withdrawal Charge
       applies                             1 Year   3 Years   5 Years  10 Years

                  Class A shares            $14      $42       $73      $160

                  Class B shares            $49      $73       $109     $190

                  Class C shares            $29      $58       $99      $215

4. On page 32, in the section entitled "Advisory Fees," the last three sentences are revised to read as follows:

         The Manager has voluntarily agreed to reduce its management fee by 0.20% of average annual net assets, and additionally, for the period from the commencement of the Fund's operations on September 8, 1999 through March 31, 2000, to voluntarily waive the management fee entirely. Those waivers have the effect of reducing the Fund's overall expenses, thereby increasing its yield. Either waiver may be amended or withdrawn by the Manager at any time.

5. The section entitled "Are There Any Early Withdrawal Charge Waivers?" on page 37 is revised by adding a new final sentence as follows:

         The Class B and Class C Early Withdrawal Charges are waived in the case of repurchases of shares owned by present and former officers, directors, trustees and employees (and their "immediate families" as that term is defined in Appendix B to the Statement of Additional
         Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees.

6. The second sentence of the footnote under the Class B Early Withdrawal Charge table on page 38 is revised to read as follows:

         In applying the Early Withdrawal Charge, all purchases are considered to have been made on the first regular business day of the month during which the purchase was made.

December 1, 1999                                                   PS0291.003